UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2023
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

Georgia (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 1.01    Entry into a Material Definitive Agreement

We have substantially similar wholesale power contracts with each of our members. On November 15, 2023, we and each of our members entered into an amendment to the wholesale power contracts extending the term of the contracts from December 31, 2050 to December 31, 2085.

The foregoing description of the amendment to the wholesale power contracts is not complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

For additional information regarding our wholesale power contracts with our members, see “Item 1—Business—Oglethorpe Power Corporation—Wholesale Power Contracts” in our annual report on Form 10-K for the fiscal year ended December 31, 2022.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

10.1 Second Amendment to Amended and Restated Wholesale Power Contract, dated as of November 15, 2023, between Oglethorpe and Altamaha Electric Membership Corporation, together with a schedule identifying 37 other substantially identical Second Amendments.

104 Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	November 16, 2023	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer